CONSULTING AGREEMENT

諮詢協議書

This CONSULTING AGREEMENT (the "Agreement") is made and entered into this th day of March 7, 2024(the "Effective Date"), by and between Ziyun Oriental Consulting Management Co., LTD ("Ziyun Oriental") and RENLIANG YIN ((ID/Passport number:EM3396368, hereinafter referred to as "Client"),.
本諮詢協議(以下稱"本協議")由紫雲東方諮詢管理有限公司(以下稱"紫雲東方")和尹仁良(身份證件/護照號碼：EM3396368，以下稱"客戶")於 2024 年 3 月 7 日簽訂。

WHEREAS, Ziyun Oriental is in the business of providing consulting and advisory services; and
鑒於，紫雲東方的業務範圍包括向客戶提供企業管理和諮詢的服務。

WHEREAS, Client deems it to be in its best interest to retain Ziyun Oriental to render consulting and advisory services in connection with the business operations in Vietnam; and
鑒於，客戶出於為其本身利益考慮決定聘請紫雲東方向客戶提供有關 越南 的管理和諮詢的服務。

WHEREAS, Ziyun Oriental is ready, willing and able to render, on a non-exclusive basis, such consulting and advisory services to Client as hereinafter described on the terms and conditions more fully set forth below.
鑒於，紫雲東方是自願的、有準備、有能力，在非排他性的基礎上，向客戶提供管理和諮詢的服務，具體條件和內容在以下條款中明確。

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:
因此，雙方經友好協商，在雙方確認和充分告知的情況下，就諮詢服務達成以下協議：

1. Consulting Services. Client hereby retains Ziyun Oriental and Ziyun Oriental hereby accepts and agrees to such retention. Ziyun Oriental shall render to Client the services ("Services") set forth on Exhibit A, attached hereto and incorporated herein.

諮詢服務。客戶聘請紫雲東方作為其獨立顧問，紫雲東方同意並接受聘請。紫雲東方應向客戶提供在附件 A 所詳列的服務。

Service Descriptions. The specific content of each service shall be governed by Exhibit A.
服務內容。各項服務的服務內容以附件 A 為准。

It is acknowledged and agreed by Client that Ziyun Oriental carries no professional licenses, and is not rendering legal advice or performing accounting services, nor acting as an investment advisor or broker-dealer within the meaning of applicable state and federal securities laws. Ziyun Oriental as an experienced advisor ensures to provide legal and appropriate services in this agreement to Client .
客戶明知並同意接受紫雲東方沒有專業執照，不提供會計方面的服務，也不提供根據相關的州和聯邦證券法律所定義的投資顧問和股票經紀代理的服務的事實。紫雲東方作為有經驗的顧問確保其向客戶提供本協議項下的服務是合法和適宜的。

2. Independent Contractor. Ziyun Oriental agrees to perform the Services as an independent contractor. Nothing contained herein shall be considered to create the relationship of partnership, joint venture or employer-employee between the parties to this Agreement. Client shall not make social security, worker's compensation or unemployment insurance payments on behalf of Ziyun Oriental.

獨立的合同方。紫雲東方同意作為獨立的合同方提供服務。本協議中的任何約定都不應視為意圖在協議雙方之間建立合作、合資或雇主和雇員的關係。客戶不需要代紫雲東方支付社保、員工補償和失業保險等費用。

3. Time, Place and Manner of Performance. Ziyun Oriental shall be available for advice and counsel to Client and, if applicable, the officers and directors of Client at such times and places as may be mutually agreed upon.The time, place and manner of performance of the Services hereunder, including the amount of time to be allocated by Ziyun Oriental to any specific service, shall be determined in the sole discretion of Ziyun Oriental.

服務的時間、地點和方式。根據雙方協商同意的時間和地點，紫雲東方應向客戶及其管理人員（如適用）提供諮詢服務。服務的時間、地點和方式，包括對於提供具體服務的時間安排應該由紫雲東方全權決定。

4. Term of Agreement. This Agreement shall commence upon the Effective Date and shall terminate after the completion of all jobs listed in Exhibit A.

期限。本協議應於生效日起執行，有效期至完成附件 A 所列的全部工作。

5. Payment Terms. The fees for the services are specified in Exhibit A. All expenses under this contract shall be paid in HKD via bank remittance to the designated account of Ziyun Oriental. Client shall bear all associated bank charges. With the prior consent of Ziyun Oriental, client may also arrange for payment in an equivalent amount of an appropriate foreign currency, using the exchange rate applicable on the date of payment.Payment must be made within 60 working days after the signing of this Agreement.

支付條款。 服務費用詳見附件 A。本合同所涉及的一切費用應以港幣通過銀行匯款支付至紫雲東方指定的帳戶。所有相關的銀行費用由客戶承擔。經紫雲東方事先同意，客戶亦可安排以等額的適當外幣支付，匯率以付款當日適用的匯率為准。付款須在簽訂本協議後 60 個工作日內完成。

6. Expenses. Client shall reimburse Ziyun Oriental for all reasonable and pre-approved out-of-pocket expenses Ziyun Oriental incurs including business class flights hereunder. Client agrees to reimburse Ziyun Oriental for such expenses within 14 days of Ziyun Oriental submitting paid receipts or other documentation.

費用開支。客戶應支付紫雲東方因此協發生的所有合理的並且預先核准的費用報銷包含商務艙航班，客戶同意在紫雲東方遞交實付收據或其他檔後十四日內核銷完成付款。

7. Completion of Services. Client acknowledges that upon receiving the reports or any other services provided by Ziyun Oriental, and signing a confirmation receipt, the services are deemed completed. No refunds shall be provided once the services are confirmed as completed by the Client.

服務完成。客戶確認收到紫雲東方提供的報告或其他服務並簽署確認收據後，即視為服務完成。服務一旦被客戶確認完成，費用將不予退還。

8. Indemnification. Client agrees to indemnify and hold harmless Ziyun Oriental or any controlling person, director, officer, employee, affiliate or agent of Ziyun Oriental (the "Indemnified Parties") against any losses, claims, damages, expenses or liabilities, joint or several arising in any manner out of or in connection with this Agreement.Client shall reimburse Ziyun Oriental for all reasonable expenses (including, without limitation, fees and disbursements of counsel) as they are incurred by Ziyun Oriental in connection with investigating, preparing or defending any pending or threatened action, suit, claim, investigation or proceeding, whether or not in connection with pending or threatened litigation, in which Ziyun Oriental is involved by reason of services rendered to Client (the "Action"), except to the extent that it is finally judicially determined that such Actions were caused by the gross negligence, recklessness, willful misconduct or bad faith of Ziyun Oriental.

賠償。 客戶同意賠償並守持無害原則予紫雲東方或控制的任何人、董事、管理人員、員工、紫雲東方的子公司或代理人（"受保護方"）針對任何損失、索賠、損害、費用或責任、共同或連帶產生的任何方式與本協議有關的。 客戶應支付紫雲東方所有合理費用報銷（包括但不限於，費用和律師的支出），因為它們是紫雲東方為調查、準備或維護任何未決的或威脅的訴訟、起訴、索賠、調查或訴訟，不論是否為未決的或潛在的訴訟，其中紫雲東方因提供給客戶的服務（一個"行動"），除在某種程度上，最後由司法認定是否這種行動是由重大疏忽、魯莽、故意不當行為或紫雲東方惡意造成的。

In the event any Action is commenced against Ziyun Oriental with respect to which indemnity may be sought against Client , Ziyun Oriental shall promptly notify Client in writing and Client shall assume the defense thereof, including the employment and payment of all fees and expenses of a law firm acceptable to Ziyun Oriental. Ziyun Oriental shall have the right to retain

separate counsel with the fees and expenses of such counsel at the expense of Client unless the expenses of such counsel have been expressly assumed in writing by Ziyun Oriental.

在該情況下採取的任何對抗紫雲東方的行動可向客戶尋求賠償，紫雲東方應及時以書面形式通知客戶，而客戶應當承擔其辯護，其中包括紫雲東方同意的律師事務所的所有費用和支出。紫雲東方有權聘請獨立法律顧問，該律師等費用由客戶支付，除非這些律師的費用已經明確由紫雲東方以書面承擔。

For Actions brought against Ziyun Oriental for which Client has assumed the defense, Client agrees that it will not, without the prior written consent of Ziyun Oriental, settle or compromise or consent to the entry of any judgment in any Action unless such settlement, compromise or consent (i) includes a release of all Indemnified Parties from all liability arising or that may arise out of such claim and (ii) provides for the payment of an amount that Client is willing and able to pay and (iii) does not contain any covenant a result to injunctive relief that would limit the Indemnified Parties future conduct.

客戶為起訴紫雲東方的行動擔任了辯護，客戶同意其將不會在沒有經過紫雲東方事先書面的同意下，和解或妥協或同意任何判決，除非該和解、妥協或同意任何行動的條款（1）包括解除所有受保護方所產生或可能產生此類索賠的全部法律責任及（2）提供客戶願意並能夠支付的一筆款項及（3）不包含任何契約導致限制賠償方未來的行為禁令救濟。

9. Termination. This Agreement shall terminate upon the date set forth in Paragraph 4 above or as set out below:

終止。本協議可以依據上文第四條的約定終止或者在符合以下條件的情況下終止：

a. Ziyun Oriental's relationship with Client hereunder may be terminated at any time by mutual written agreement of the parties hereto.

本協議可以經雙方的書面協議在任何時候終止。

b. Ziyun Oriental shall have the right and discretion to terminate this Agreement if any of the following shall occur:

紫雲東方有權在下列事項發生的情況下，自行決定終止本協議：

i. Client violates any law, ordinance, permit or regulation of any governmental entity, except for violations which either singularly or in the aggregate do not have or will not have a material adverse effect on the operations of the Client or fails to disclose such previous violations; or

客戶有違反政府有關法律、條例、許可證和規定的行為，除非該行為是個例或者多次行為的總的後果不會也不會在將來對客戶的經營產生不利的實質性的影響；或者客戶隱瞞過去的違法和違規行為；或者

ii. A finding that Client has made material misrepresentations to Ziyun Oriental regarding Client 's business or management.

發現客戶向紫雲東方提供的有關公司業務和管理的資訊是有實質性錯誤的失實陳述。

If this agreement is terminated due to above reasons, expenses paid by Client to Ziyun Oriental are not refundable.
本協議因以上原因終止的，客戶已經支付紫雲東方的費用不得要求返還。

10. Proprietary Information. Ziyun Oriental agrees that all reports, text and other materials prepared by it at the direction of Client in the course of this engagement shall become the property of Client . However, Client agrees that all proprietary information, know-how and methodology used by Ziyun Oriental in order to perform its Services under this Agreement are the property of Ziyun Oriental and that Client will not use such proprietary information, know-how and methodology for any commercial or other use without reference to and prior written permission by Ziyun Oriental. The obligations of Client hereunder shall not apply to any information which (a) was in the public domain at the time it was disclosed to Ziyun Oriental; (b) enters the public domain other than by breach of this Agreement by Client ; (c) is known to Ziyun Oriental at the time of its disclosure to Ziyun Oriental by Client ; (d) is disclosed to Ziyun Oriental by a third party who

has the right to do so; (e) is developed by Ziyun Oriental independently of any disclosure by Client hereunder; (f) is disclosed by Client to a third party without the restrictions and obligations imposed upon Ziyun Oriental by this Agreement; or (g) is not identified as material or considered proprietary or confidential at the time it is provided.

專有資訊。紫雲東方同意所有在本協議有效期限內，根據客戶的指導，由紫雲東方準備的報告、文字和其他資料都應視為客戶的財產。但是，客戶同意紫雲東方在根據本協議提供服務的過程中所使用的專有資訊、專有技術和方法是紫雲東方的財產，在沒有紫雲東方書面同意的情況下，客戶不得為謀求商業目的和其他事項使用這些專有資訊、專有技術和方法。客戶的此項義務不適用於以下情況：(a) 向紫雲東方披露該資訊的時候，該資訊已經公佈於眾； (b) 不是由於客戶的過錯，已經為公眾所知的資訊；(c) 客戶在向紫雲東方披露資訊的時候，紫雲東方已經掌握的資訊；(d) 有權利的第三方向紫雲東方披露的資訊； (e) 由紫雲東方獨立獲得的，客戶隨後披露的；(f)由客戶向在不受本協議約束的情況下向第三方披露的資訊；或者(g) 在被提供時，不被視為有實質性的、專有的或者機密的性質。

11. Confidentiality. Ziyun Oriental recognizes and acknowledges that it has and will have access to certain confidential information of Client and its affiliates that are valuable, special and unique assets and property of Client and such affiliates. Ziyun Oriental will not, during, the term of this Agreement or at any time thereafter, disclose, without the prior written consent or authorization of Client , any such information identified by Client in writing as confidential information to any person, except to authorized representatives Ziyun Oriental or its affiliates, for any reason or purpose whatsoever. The obligations of Ziyun Oriental hereunder shall not apply to any information which (a) was in the public domain at the time it was disclosed to Ziyun Oriental; (b) enters the public domain other than by breach of this Agreement by Ziyun Oriental; (c) is known legally to Ziyun Oriental at the time of its disclosure to Ziyun Oriental by Client ; (d) is disclosed to Ziyun Oriental by a third party who has the right to do so; (e) is developed by Ziyun Oriental independently of any disclosure by Client hereunder; (f) is disclosed by Client to a third party without the restrictions and obligations imposed upon Ziyun Oriental by this Agreement; or (g) is not identified as material or considered proprietary or confidential at the time it is provided. This Section 11 shall survive termination of this Agreement for any reason.

保密。紫雲東方明知並承認在提供服務的過程中，接觸到的客戶以及其附屬機構的一些機密資料是有價值的、特殊的和唯一的，是客戶以及其附屬機構的財產。紫雲東方在本協議其間和協議之後的任何時間，在沒有客戶以書面形式授權同意的情況下，對於客戶以書面形式確認為機密的資訊，除了向紫雲東方的代表和附屬公司披露外，不得以任何理由向其他方披露。紫雲東方的此項義務不適用於以下情況：(a) 向紫雲東方披露該資訊的時候，該資訊已經公佈於眾；(b)不是由於紫雲東方的過錯，已經為公眾所知的資訊；(c) 客戶在向紫雲東方披露資訊的時候，紫雲東方已經合法掌握的資訊；(d) 有權利的第三方向紫雲東方披露的資訊；(e) 由紫雲東方獨立獲得的，客戶隨後披露的；(f)由客戶向在不受本協議約束的情況下向第三方披露的資訊；或者(g) 在被提供時，不被視為有實質性的、專有的或者機密的性質。在本協議其他部分或全部終止的情況下，本第八條約定仍然有效。

12. Waiver of Breach. Any waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by any party.

違約免責。協議一方放棄對違約方就違反協議條款的追索的權利，不應被視為對今後違約行為發生放棄追索的權利。

13. Assignment. This Agreement and the rights and obligations of Ziyun Oriental hereunder shall not be assignable to a third party without the written consent of Client .

轉讓。在沒有客戶以書面形式同意的情況下，紫雲東方不得將根據本協議約定的任何權利和義務轉讓給第三方。

14. Dispute solving.Any dispute, disagreement, or claim arising from or relating to this Contract, including its existence, validity, interpretation, performance, breach or termination; or any non-contractual dispute arising from or relating to this Contract shall be referred to arbitration under the administration of the Hong Kong International Arbitration Centre. The arbitration shall be conducted in accordance with the HKIAC Arbitration Rules in effect at the time of submitting the notice of Arbitration. The governing law for this arbitration clause shall be Hong Kong law and the place of arbitration shall be Hong Kong. The number of arbitrators shall be one or three. Arbitration proceedings will be conducted in Chinese.

爭議的解決。凡因本合同所引起的或與之相關的任何爭議、糾紛、分歧或索賠，包括合同的存在、效力、解釋、履行、違反或終止，或因本合同引起的或與之相關的任何非合同性爭議，均應提交由香港國際仲裁中心管理的機構仲裁，並按照提交仲裁通知時有效的《香港國際仲裁中心機構仲裁規則》最終解決。本仲裁條款適用的法律為香港法，仲裁地應為香港，仲裁員人數為一名或三名。仲裁程式應按照中文來進行。

15. Severability. All agreements and covenants contained herein are severable and in the event any of them shall be held to be invalid by any court of competent jurisdiction, then the Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

可分割性。在本協議的任何條款經有管轄權的法院認定為無效或不可執行的情況下，不影響本協議其他條款的有效性。

16. Entire Agreement. This Agreement constitutes and embodies the entire understanding and agreement of the parties and supersedes and replaces all prior understandings, agreements and negotiations between the parties.

本協議。本協議包括所有協議雙方達成的部分及全部的共識，之前的理解和談判都全部合併於本協議。

17. Waiver and Modification. Any waiver, alteration or modification of any of the provisions of this Agreement shall be valid only if made in writing and signed by the parties hereto. Each party hereto, from time-to-time, may waive any of its rights hereunder without affecting a waiver with respect to any subsequent occurrences or transactions hereof.

協議修改。任何對本協議約定的權利的放棄、對條款的變更和修改都應該以經簽字的書面形式提出。協議一方對約定權利的放棄不影響對未來事件免責權利的適用。

18. Succession. This Agreement shall inure to and be binding upon the parties hereto and their respective successors and assigns.

繼承。本協議一經簽訂對雙方及其繼承者都具有約束力。

19. Counterpart and PDF Signatures. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of PDF copies bearing the signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such PDF copies shall constitute enforceable original documents.

副本和協議的簽署。本協議可能會有二份或以上的副本，所有正副本都應視為具有同樣的法律效力。如果以傳真的方式簽署和傳送的檔，在傳真上的簽名應被視為與在原件上的簽名具有同等的法律效力，對簽約各方具有同等約束力。

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.
特此證明本協議將有雙方按上述如期按時執行。

Ziyun Oriental Consulting Management Co., LTD 紫雲東方諮詢管理有限公司	RENLIANG YIN 尹仁良
By: /s/	By: /s/
Name (姓名):	Name (姓名):
Title (職務):	Title (職務):

EXHIBIT "A"

附件"A"

Subject to the terms of this Agreement and so long as no default by Client exists, Ziyun Oriental agrees to provide the following Services to Client:
在客戶沒有違約行為的情況下，紫雲東方同意根據本協議的規定向客戶(以下又稱"公司")提供以下服務:
專案名稱:

序號	專案名稱和分項	服務內容	金額（CNY）	確認	備註
1	前期可行性論證				
1.1	越南【 】地區【 】行業投資分析可行性報告				
1.1.1	基本情況調查	對擬投資地區的地理位置、經濟發展、政策法規和基礎設施等情況進行分析。	100,000	☐	
1.1.2	投資環境調查	對擬投資地區的政治、經濟、文化等投資環境進行研究分析。	100,000	☐	
1.1.3	擬投資行業綜合評估	針對該地區擬投資行業的市場需求和投資機會、風險等進行研究分析並綜合評估。	100,000	☐	
1.1.4	其他			☐	
		小計	300,000		
1.2	越南投資分析可行性報告			☐	
1.2.1	越南投資環境全面調查	全面分析越南的地理、行政區劃、政治、社會文化及經濟等投資環境以及本地值得投資的行業。	400,000	☐	
1.2.2	投資地點的選擇	推薦、分析及對比越南各地熱門的投資地點。	200,000	☐	
1.2.3	其他			☐	
		小計	600,000		
1.3	越南【 】地區【 】專案實施方案報告				
1.3.1	專案項目方案規劃設計	按客戶需求規劃設計專案實施、技術、工藝等方案。	110,000	☐	
1.3.2	專案經濟評價	對專案項目的原料、產品產量及價格、成本費用等進行估算分析。	80,000	☐	
1.3.3	不確定性分析	對標的專案進行盈虧平衡分析，敏感性分析。	80,000	☐	
1.3.4	項目效益分析	分析標的專案的經濟效益，社會效益，環境效益，風險與應對。	80,000	☐	
1.3.5	其他			☐	
		小計	350,000		
1.4	商務考察			☐	
1.4.1	代為考察			☐	
1.4.1.1	代為考察	應客戶委託進行實地考察。	50,000	☐	
1.4.1.2	專業人員現場陪同	專業人員陪同客戶進行實地考察。	50,000	☐	
1.4.1.3	考察結果回饋	提供考察結果回饋單，確保客戶瞭解實地情況。	50,000	☐	
1.4.1.4	其他			☐	
		小計	150,000		
1.4.2	陪同客戶考察				
1.4.2.1	現場考察，商務會議組織	組織客戶到越南進行現場考察。	250,000	☑	
1.4.2.2	政策解讀和指導	安排專業人員向客戶進行政策解讀和指導。	200,000	☑	
1.4.2.3	其他			☐	
		小計	450,000		
2	公司註冊和管理				
2.1	辦公場地			☐	
2.1.1	辦公場地設立	幫助客戶進行辦公場地設立。	150,000	☐	
2.1.2	代支付租金	代客戶支付租金（半年）。	50,000	☐	

2.1.3	辦公傢俱等代採購	辦公傢俱文具等採購（按紫雲的標準採購，如有額外需求另議）。	50,000	☐	
2.1.4	其他			☐	
		小計	250,000	☐	
2.2	代為法人			☐	
2.2.1	代為法人	指定人員代替客戶成為目標公司法定代表人，包括前期開具資金證明手續。	100,000	☐	
2.2.2	其他			☐	
		小計	100,000		
2.3	註冊公司			☐	
2.3.1	公司註冊	提交檔並跟進審批進度，完成公司註冊。	250,000	☐	
2.3.2	其他			☐	
		小計	250,000		
2.4	招聘			☐	
2.4.1	人員招聘	幫助客戶進行人員招聘（招聘 5 人以下收取人民幣 40000 元整，每增加一名人員，服務費用將增加人民幣 8,000 元。）	40,000	☐	
2.4.2	其他			☐	
		小計	40,000		
3	其他				
3.1	法律意見書			☐	
3.1.1	法律意見書	【　　　　】法律意見書		☐	
3.1.2	其他			☐	
		小計			
		金額合計			

注：
1. A checkmark (√) indicates selection of the service, while an unchecked box indicates non-selection.
打√表示選擇此項服務，未打√表示未選擇該項服務。
2. Each report will be issued in hard copy, with two copies provided by default. One copy will be retained by the client and one by the company.
上述各類報告，每份報告以紙質版形式出具，默認出具兩份。客戶留存一份，公司留存一份。

IN WITNESS WHEREOF, the parties hereto have executed this Exhibit "A" as of the date first above written.

特此證明，雙方已於上述日期簽署此附件"A"。

Ziyun Oriental Consulting Management Co., LTD
紫雲東方諮詢管理有限公司

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RENLIANG YIN
尹仁良

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